Exhibit 99.1

UNAUDITED as of 5/11/2005

Bimini Mortgage Management, Inc. - Asset Information
This Table Reflects All Transactions. Prices Used Have Been Internally Generated.

Valuation Asset Category	Market Value	As a Percentage of Mortgage Assets	As a Percentage of Mortgage Assets, Cash and P&I Receivable
Fixed Rate Mortgage Backed Securities	$736,303,780	22.89%	21.89%
Fixed Rate CMO	$94,128,603	2.93%	2.80%
Fixed Rate Agency Debt	$98,750,000	3.07%	2.94%
CMO Floaters (Monthly Resetting)	$69,876,920	2.17%	2.08%
Adjustable Rate Mortgage Backed Securities (1)	$1,714,636,278	53.30%	50.98%
Hybrid Adjustable Rate Mortgage Backed Securities	$441,637,810	13.73%	13.13%
Balloon Maturity Mortgage Backed Securities	$61,323,204	1.91%	1.82%
Total: Mortgage Assets (2)	$3,216,656,595	100.00%

Cash as of 5/11/2005 (3)	$56,471,795		1.68%
P&I Receivables (As of 5/11/2005)	$90,181,409		2.68%
Total: All Assets	$3,363,309,799		100.00%

(1) Adjustable Rate MBS are those that reset coupons within one year’s time.

(2) There are $26.0 Million Forward Settling Purchases included in Total Mortgage Assets

(3) As of 5/11/2005 cash on margin was $99.5 Million and the value of securities held in the box was $1.6 million.

Prepayment Speeds Asset Category	Weighted Average One Month Prepayment Speeds (CPR)	Weighted Average Three Month Prepayment Speeds (CPR)
Fixed Rate Mortgage Backed Securities	25.03%	27.48%
Fixed Rate CMO	29.84%	23.24%
Fixed Rate Agency Debt	n/a	n/a
CMO Floaters	14.80%	16.72%
Adjustable Rate Mortgage Backed Securities	24.01%	26.73%
Hybrid Adjustable Rate Mortgage Backed Securities	25.79%	25.08%
Balloon Maturity Mortgage Backed Securities	19.23%	22.07%
Total: Mortgage Assets	24.41%	26.17%

On May 6, 2005 Prepayment Speeds were released for paydowns occurring in April 2005 (Feb-April for three month speeds). The numbers above reflect that data.

Portfolio Price and Duration

Weighted Average Purchase Price	$103.38
Weighted Average Current Price	$102.73
Modeled Effective Duration	0.935

Characteristics Asset Category	Weighted Average Coupon	Weighted Average Lifetime Cap	Weighted Average Periodic Cap Per Year (4)	Weighted Average Coupon Reset (in Months)	Longest Maturity	Weighted Average Maturity (in Months)
Fixed Rate Mortgage Backed Securities	6.94%	n/a	n/a	n/a	1-Mar-35	286
Fixed Rate CMO	5.50%	n/a	n/a	n/a	25-Jul-34	350
Fixed Rate Agency Debt	4.00%	n/a	n/a	n/a	25-Feb-10	57
CMO Floaters (Monthly Resetting)	3.32%	7.78%	n/a	0.38	25-May-34	328
Adjustable Rate Mortgage Backed Securities (4)	4.10%	10.82%	1.49%	3.55	1-Dec-42	340
Hybrid Adjustable Rate Mortgage Backed Securities	4.66%	10.22%	1.23%	26.55	20-Jan-35	348
Balloon Maturity Mortgage Backed Securities	4.08%	n/a	n/a	n/a	1-Feb-11	56
Total: Mortgage Assets	4.85%	10.61%	1.40%	8.01	1-Dec-42	315

(4) 45.5% ($779.2 million) of The Adjustable Rate Mortgage Portfolio Have No Periodic Caps.  These assets are excluded from the weighted average periodic cap per year calculation

Agency	Market Value	As a Percentage of Mortgage Assets
Fannie Mae	$2,049,603,477	63.72%
Freddie Mac	$563,838,829	17.53%
Ginnie Mae	$603,214,289	18.75%
Total Portfolio	$3,216,656,595	100.00%

Pool Status	Market Value	As a Percentage of Mortgage Assets
Whole Pool	$1,842,529,535	57.28%
Non Whole Pool	$1,374,127,060	42.72%

Total Portfolio	$3,216,656,595	100.00%

	Internally Generated Market Value	% of Asset Class	% of Total Mortgage Assets
Adjustable Rate Mortgages
One Month Libor	$39,555,099	2.31%	1.23%
Moving Treasury Average	$80,811,482	4.71%	2.51%
Cost Of Funds Index	$455,091,627	26.54%	14.15%
Six Month LIBOR	$296,744,548	17.31%	9.23%
Six Month CD Rate	$3,871,679	0.23%	0.12%
One Year LIBOR	$156,578,610	9.13%	4.87%
Cash as of 5/11/2005 (3)	$371,333,009	21.66%	11.54%
P&I Receivables (As of 5/11/2005)	$303,805,171	17.72%	9.44%
Other	$6,845,052	0.40%	0.21%
Total ARMs	$1,714,636,278	100.00%	53.30%

CMO Floaters (Monthly Resetting)
Short Stable	$32,816,828	46.96%	1.02%
Pass-Through	$37,060,092	53.04%	1.15%
Locked Out	$0	0.00%	0.00%
Total CMOs	$69,876,920	100.00%	2.17%

Hybrid ARMs
Generic Fannie or Freddie Hybrid ARMs
13 - 18 Months to First Reset	$104,196,020	23.59%	3.24%
19 - 24 Months to First Reset	$29,245,387	6.62%	0.91%
25 - 36 Months to First Reset	$0	0.00%	0.00%
37 - 60 Months to First Reset	$0	0.00%	0.00%
Total	$133,441,408	30.22%	4.15%

Agency Alt-A Hybrid ARMs
13 - 18 Months to First Reset	$7,907,323	1.79%	0.25%
19 - 24 Months to First Reset	$26,861,768	6.08%	0.84%
25 - 36 Months to First Reset	$16,968,159	3.84%	0.53%
37 - 60 Months to First Reset	$15,442,441	3.50%	0.48%
Total	$67,179,692	15.21%	2.09%

GNMA Hybrid ARMs
13 - 24 Months to First Reset	$0	0.00%	0.00%
25 - 39 Months to First Reset	$241,016,711	54.57%	7.49%

Total	$241,016,711	54.57%	7.49%
Total Hybrid ARMs	$441,637,810	100.00%	13.73%

Balloons
< = 4.0 Years to Balloon Date	$12,404,257	20.23%	0.39%
4..01 - 5.0 Years to Balloon Date	$33,033,293	53.87%	1.03%
5.0 - 6.0 Years to Balloon Date	$15,885,654	25.90%	0.49%
Total Balloons	$61,323,204	100.00%	1.91%

Fixed Rate Agency Debt
5yr Stated Final Maturity	$98,750,000	100.00%	3.07%
Total Fixed Rate Agency Debt	$98,750,000	100.00%	3.07%

Fixed Rate Assets
Short Sequential Fixed Rate CMO	$94,128,603	11.33%	2.93%
10yr Other (Seasoned, Low Avg Bal, Low FICO, etc..)	$2,602,931	0.31%	0.08%
15year $85,000 Maximum Loan Size	$87,560,636	10.54%	2.72%
15year $110,000 Maximum Loan Size	$5,742,706	0.69%	0.18%
15yr 100% Investor Property	$919,247	0.11%	0.03%
15yr 100% FNMA Expanded Approval Level 3	$1,971,962	0.24%	0.06%
15yr 100% Alt-A	$49,777,721	5.99%	1.55%
15yr Geography Specific (NY, FL, VT, TX)	$544,586	0.07%	0.02%
15yr Other (Seasoned, Low Avg Bal, Low FICO, etc..)	$35,052,368	4.22%	1.09%
20yr Other (Seasoned, Low Avg Bal, Low FICO, etc..)	$1,406,088	0.17%	0.04%
20yr 100% Alt-A	$1,718,464	0.21%	0.05%
30year $85,000 Maximum Loan Size	$174,363,320	21.00%	5.42%
30year $110,000 Maximum Loan Size	$50,354,606	6.06%	1.57%
30yr 100% Investor Property	$9,659,588	1.16%	0.30%
30yr 100% FNMA Expanded Approval Level 3	$84,935,203	10.23%	2.64%
30yr 100% Alt-A	$70,506,818	8.49%	2.19%
30yr Geography Specific (NY, FL, VT, TX)	$6,109,010	0.74%	0.19%
30yr 100% GNMA Builder Buydown Program	$10,668,533	1.28%	0.33%
30yr Other (Seasoned, Low Avg Bal, Low FICO, etc..)	$142,409,993	17.15%	4.43%
Total Fixed Rate Collateral	$830,432,382	100.00%	25.82%

Total (All Mortgage Assets)	$3,216,656,595		100.00%
Cash or Cash Receivables	$146,653,204
Total Assets and Cash	$3,363,309,799

Total Forward Settling Purchases	$25,992,218		0.81%

Unaudited Funding Information as of 5/11/2005

Repurchase Counterparties	Dollar Amount of Borrowings	Weighted Average Maturity in Days	Longest Maturity
Deutsche Bank(1)	$880,613,318	276	31-May-06
Nomura	$498,558,000	145	1-May-06
WAMU	$305,740,000	39	26-Aug-05
Cantor Fitzgerald	$246,086,140	132	1-Dec-05
Bear Stearns	$218,834,000	93	3-Oct-05
Goldman Sachs	$199,835,069	71	15-Sep-05
Countrywide Securities	$177,152,000	30	29-Jul-05
Bank of America	$159,813,000	97	23-Sep-05
Merrill Lynch	$130,450,000	51	22-Jul-05
UBS Securities	$90,201,000	67	1-Aug-05
Citigroup	$84,804,000	15	25-May-05
Lehman Brothers	$57,982,000	164	21-Oct-05
Daiwa Securities	$57,308,000	67	1-Nov-05
REFCO	$52,376,000	34	15-Jun-05
JP Morgan Securities	$30,787,000	89	29-Aug-05

Total	$3,190,539,526	140	31-May-06

Total Forward Settling Purchases	25,992,218

Estimated Haircut (at 3%)	779,767
Estimated Forward Borrowings	25,212,451

(1) Includes $507 million floating rate repurchase obligations.

Asset Class	Weighted Average Maturity in Days	Longest Maturity
Fixed Rate MBS	107	31-May-06
Fixed Rate CMO	128	15-Sep-05
Fixed Rate Agency Debt	129	16-Sep-05
CMO Floaters (Monthly Resetting)	11	24-May-05
Adjustable Rate MBS	159	31-May-06
Hybrid Adjustable Rate MBS	144	25-May-06
Balloon Maturity MBS	71	27-Sep-05
	140	31-May-06